SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2008

                                 MOBICLEAR INC.
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             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

         Pennsylvania                0-10822                     25-1229323
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(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)

                            140 Broadway, 46th Floor
                               New York, New York                  10005
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                    (Address of principal executive offices)     (Zip Code)

                                 212 208-1448
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On April 3, 2008 MobiClear, Inc. issued 56,200,000 shares to a select group of institutional and accredited investors (arranged by Perrin Holden & Davenport Capital Corp.)pursuant to a private placement equity line agreement entered into on October 16, 2007. Under the terms of the agreement, the investors invested $500,000 in the Company. The Equity Line investment can be converted to unrestricted common stock in the Company at the sole discretion of the investors pursuant to Section 3(a)7 of the Securities Act of 1933, as amended. When converted, the stock will be priced based on the average of the lowest 3 closing prices for the prior 10 trading days less a 12% discount until the entire amount of the investment is subscribed. The discount shall be increased to 14% after November 15, 2007 and shall be further increased to 16% after December 15, 2007. The shares are to be issued immediately upon conversion. In order to facilitate the immediate issuance of stock, the Company has issued shares to each of the investors' personal accounts at the Company's investment bank. Upon each conversion transaction the equity balance is reduced by the amount tendered and the shares are allocated based on the formula above. As of the date hereof, the equity balance is $130,801 and 113,157,953 shares have been issued to the investors.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOBICLEAR INC.
                                            (Registrant)


Date:  April 14, 2008                       By:  /s/  Anders Ericsson
                                               ----------------------------
                                                      Anders Ericsson
                                                      Chief Executive Officer,
                                                      and President of
                                                      MobiClear Inc.